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		      SECURITIES AND EXCHANGE COMMISSION

			    WASHINGTON, D.C.  20549



				  __________



				   FORM 8-K


				CURRENT REPORT



		    Pursuant to Section 13 or 15(d) of the

			Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) October __, 1995


				SUNAMERICA INC.
	      (Exact name of registrant as specified in charter)


	  Maryland                   1-4618            86-0176061
(State or other jurisdiction       (Commission        (IRS Employer
       of incorporation)           File Number)      Identification No.)


	   1 SunAmerica Center, Los Angeles, California  90067-6022
	    (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code (310) 772-6000

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ITEM 5.        Other Events.

	       Exhibits are filed herewith in connection with the issuance by SunAmerica Inc. (the "Company") of $3.10 Depositary Shares, each representing one-fiftieth of a share of Series E Mandatory Conversion Premium Dividend Preferred Stock, pursuant to the Company's Registration Statement on Form S-3 (File No. 33-62405).


ITEM 7.        Financial Statements, Pro Forma Financial Information and
	       Exhibits.


				   EXHIBITS

Exhibit 1.1          -     Underwriting Agreement dated October 26, 1995
			   between the Company and Merrill Lynch & Co.,
			   Merrill Lynch, Pierce, Fenner & Smith Incorporated,
			   Morgan Stanley & Co. Incorporated and Goldman,
			   Sachs & Co.

Exhibit 4.9          -     Form of Articles Supplementary for the Series E
			   Mandatory Conversion Premium Dividend Preferred
			   Stock of the Company

Exhibit 4.10         -     Form of Deposit Agreement between the Company, The
			   Bank of New York, as depositary, and the holders from time to time of Depositary Receipts

Exhibit 4.11         -     Form of Depositary Receipt (included in Exhibit
			   4.10)

Exhibit 5.1          -     Opinion of Piper & Marbury L.L.P. as to the
			   legality of the Company's Mandatory Conversion
			   Premium Dividend Preferred Stock

Exhibit 5.2          -     Opinion of Davis Polk & Wardwell as to the legality
			   of the Depositary Shares

Exhibit 8.1          -     Tax opinion of Davis Polk & Wardwell

Exhibit 23.1         -     Consent of Piper & Marbury L.L.P. (included in
			   Exhibit 5.1)

Exhibit 23.2         -     Consent of Davis Polk & Wardwell (included in
			   Exhibit 5.2 and 8.1)


				  SIGNATURES



	       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



					     SUNAMERICA INC.



Date:  October 30, 1995                      By: /s/ Susan L. Harris
						   ____________________
						   Susan L. Harris
						   Vice President and
						      Secretary